Exhibit 10.1

FORM OF EXCHANGE AGREEMENT

November 19, 2020

[●] (the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Existing Notes (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with Microchip Technology Incorporated, a Delaware corporation (the “Company”), on the first date written above whereby the Holders will exchange (the “Exchange”) certain amounts of the Company’s 1.625% Convertible Senior Subordinated Notes due 2025 (the “2025 Notes”), 1.625% Convertible Senior Subordinated Notes due 2027 (the “2027 Notes”) and/or 2.250% Convertible Junior Subordinated Notes due 2037 (the “2037 Notes” and, collectively with the 2025 Notes and 2027 Notes, the “Existing Notes”) for the Exchange Consideration (as defined below). The Existing Notes to be exchanged by the Holder in the Exchange are referred to herein as the “Exchanged Notes.” Reference is made to the Company’s offering of its Convertible Senior Subordinated Notes due 2024 (the “New Notes”) which will be convertible into cash, shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), or a combination thereof, at the Company’s election.

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article 1. Exchange of the Existing Notes for the Exchange Consideration

At the Closing (as defined herein), the Undersigned hereby agrees to cause the Holders to exchange and deliver to the Company the Exchanged Notes set forth on Exhibit A hereto in the manner set forth in this Agreement, and in exchange therefor the Company hereby agrees to pay or deliver, as applicable, to the Holders in the manner set forth in this Agreement the following consideration (the “Exchange Consideration”) per $1,000.00 principal amount of the applicable series of Exchanged Notes:

(a) if the Holders elect “Cash” as the Primary Consideration (as defined below) for such series, the Exchange Consideration will include a cash payment equal to the lower of the Exchange Price and the Maximum Primary Consideration (as defined below);

(b) if the Holders elect “New Notes” as the Primary Consideration for such series, the Exchange Consideration will include a principal amount of New Notes equal to the lower of the Exchange Price and the Maximum Primary Consideration;

(c) if the Exchange Price is greater than the Maximum Primary Consideration and the Holders elect “Cash” as the Secondary Consideration (as defined below) for such series, the Exchange Consideration will include a cash payment equal to the difference of the Exchange Price and the Maximum Primary Consideration; and

(d) if the Exchange Price is greater than the Maximum Primary Consideration and the Holders elect “Stock” as the Secondary Consideration for such series, the Exchange Consideration will include a number of shares of Common Stock equal to the quotient obtained by dividing (1) the number obtained by subtracting the Maximum Primary Consideration from the Exchange Price by (2) the average of each 10b-18 VWAP during the Measurement Period (the “Exchange Shares”).

With respect to each of clauses (a) through (d) above, as applicable: (I) the Company shall pay cash in lieu of issuing any fractional Exchange Shares based on the closing price per share of the Common Stock as reported on the Stock Exchange on the last Exchange Business Day of the Measurement Period; and (II) the principal amounts of all New Notes issued hereunder shall be aggregated and then rounded down to the closest $1,000.00, and the Company shall pay cash in lieu of any such rounded down amount.

For purposes of the foregoing:

“10b-18 VWAP” means, for any Exchange Business Day, the 10b-18 Volume Weighted Average Price per share of Common Stock for the regular trading session (including any extensions thereof) of the Stock Exchange on such Exchange Business Day (without regard to pre-open or after hours trading outside of such regular trading session for such Exchange Business Day), as published by Bloomberg at 4:15 p.m. New York time (or 15 minutes following the end of any extension of the regular trading session) on such Exchange Business Day, on Bloomberg page “MCHP <Equity> AQR SEC” (or any successor thereto), or if unavailable or manifestly incorrect, the market value of one share of Common Stock, using, if practicable, a 10b-18-based volume weighted method, as determined by the Designated Dealer.

“Base Conversion Rate” means, with respect to a series of Existing Notes, the Base Conversion Rate as set forth in the applicable Indenture for such series of Existing Notes (and subject to the same adjustments as set forth therein). For the avoidance of doubt, the Base Conversion Rates as of the date hereof are 16.4786, 10.5670 and 10.7558 for the 2025 Notes, 2027 Notes and 2037 Notes respectively.

“Daily Conversion Value” means, with respect to a series of Existing Notes and each Exchange Business Day during the Measurement Period, the quotient obtained by dividing (i) the product of the Base Conversion Rate for such series in effect or as adjusted immediately after the open of business on such Exchange Business Day multiplied by the 10b-18 VWAP for such Exchange Business Day by (ii) the number of Exchange Business Days in the Measurement Period.

“Daily Exchange Price Fraction” means, with respect to a series of Existing Notes and each Exchange Business Day during the Measurement Period, the sum of (i) the quotient obtained by dividing the Signing Date Exchange Price for such series by the number of Exchange Business Days in the Measurement Period and (ii) the product obtained by multiplying (A) the Hedge Ratio for such series by (B) the Daily Conversion Value for such series and such Exchange Business Day minus the quotient obtained by dividing (1) the Signing Date Conversion Value for such series by (2) the number of Exchange Business Days in the Measurement Period.

“Designated Dealer” means J.P. Morgan Securities LLC.

“Disrupted Day” means any Scheduled Trading Day on which the Stock Exchange fails to open for trading during its regular trading session or on which a Market Disruption Event has occurred.

“Exchange Business Day” means any Scheduled Trading Day on which the Stock Exchange is open for trading for its regular trading session, notwithstanding the Stock Exchange closing prior to its scheduled closing time.

“Exchange Price” means, with respect to a series of Existing Notes, the sum of (1) the Daily Exchange Price Fractions for such series for each Exchange Business Day during the Measurement Period and (2) accrued and unpaid interest with per $1,000.00 principal amount of such series to, but excluding, the Closing Date.

“Hedge Ratio” means the value assigned thereto in the column labeled “Hedge Ratio” set forth on Exhibit A for the applicable series of Exchanged Notes.

“Indenture” shall mean the Indenture under which the Existing Notes were issued, as applicable.

“Market Disruption Event” means (i) any suspension of or limitation imposed on trading by the Stock Exchange or otherwise and whether by reason of movements in price exceeding limits permitted by the Stock Exchange or otherwise relating to shares of Common Stock on the Stock Exchange, (ii) any event that disrupts or impairs (as determined by the Designated Dealer) the ability of market participants in general to effect transactions in, or obtain market values for, the Common Stock on the Stock Exchange, (iii) any early closure of the Stock Exchange prior to its scheduled closing time or (iv) a regulatory disruption as determined by the Designated Dealer, in each case, that the Designated Dealer determines is material.

“Maximum Primary Consideration” means, with respect to a series of Exchanged Notes, the value assigned thereto in the column labeled “Maximum Primary Consideration” set forth on Exhibit A for such series.

“Measurement Period” means the one Exchange Business Day period commencing on the Exchange Business Day immediately following the date hereof (or, if such day is a full Disrupted Day, the immediately succeeding Exchange Business Day that is not a full Disrupted Day); provided that if the Designated Dealer determines that any day in the Measurement Period is a partial Disrupted Day, the Designated Dealer shall (x) make determinations with respect to the Measurement Period using an appropriately weighted average of the 10b-18 VWAPs for such day and the immediately succeeding Exchange Business Day(s) that are not full Disrupted Days and (y) determine the 10b-18 VWAPs for such Disrupted Day(s) based on transactions in the Common Stock taking into account the nature and duration of such Market Disruption Event; provided further that the Measurement Period may not be extended by more than five additional Scheduled Trading Days.

“Primary Consideration” means, with respect to a series of Exchanged Notes, the value assigned thereto in the column labeled “Primary Consideration” set forth on Exhibit A for such series.

“Scheduled Trading Day” means any day on which the Stock Exchange is scheduled to be open for trading for its regular trading session.

“Secondary Consideration” means, with respect to a series of Exchanged Notes, the value assigned thereto in the column labeled “Secondary Consideration” set forth on Exhibit A for such series.

“Signing Date Conversion Value” means the Base Conversion Rate multiplied by the Signing Date Stock Price.

“Signing Date Exchange Price” means the value assigned thereto in the column labeled “Signing Date Exchange Price” set forth on Exhibit A for the applicable series of Exchanged Notes.

“Signing Date Stock Price” means $127.51, the closing sale price per share of Common Stock as reported on the Stock Exchange on November 19, 2020.

“Stock Exchange” means The Nasdaq Global Select Market.

The closing of the Exchange (the “Closing”) shall be conducted on the fifth business day immediately following the last day of the Measurement Period, or such later date as mutually agreed in writing by the parties (the “Closing Date”), subject to the exceptions set forth in the following sentence; provided that none of November 26, 2020 or November 27, 2020 shall constitute a “business day” for this purpose. At the Closing, (a) the Holder shall deliver or cause to be delivered to the Company all right, title and interest in and to its Existing Notes (and no other consideration) free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”), together with any documents of conveyance or transfer required by the Company to transfer to and confirm all right, title and interest in and to the Existing Notes free and clear of any Liens, and (b) the Company shall deliver to each Holder the Exchange Consideration (or, if there are no Accounts, the Company shall deliver to the Undersigned, as the sole Holder, the Exchange Consideration) (in the case of cash, such delivery will be by wire transfer in immediately available funds); provided, however, that the parties acknowledge that the delivery of the Holders’ Exchange Shares and/or New Notes to the Holder may be delayed due to procedures and mechanics of the Stock Exchange or the Depository Trust Company (“DTC”) or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its commercially reasonable efforts to effect the delivery of the Exchange Shares and/or the New Notes, as applicable, (ii) such delay is no longer than three business days and (iii) the Company shall pay an amount to such Holder equal to the interest that would have accrued on such Exchanged Notes from the originally scheduled delivery to, but excluding, the actual date of delivery. Delivery of such Existing Notes as provided above will be made by each Holder by posting, at or before 10:00 A.M. (New York City time) on the Closing Date, a withdrawal request for such Existing Notes through the Deposit or Withdrawal at Custodian settlement system of DTC (it being understood that posting such request on any date before the Closing Date will result in such request expiring unaccepted at the close of business on such date, and such Holder will need to repost such withdrawal request on the Closing Date). The Company will deliver such Exchange Shares and/or New Notes, as applicable, bearing an unrestricted CUSIP number, to the DTC participant identified in Exhibit B hereto, on behalf of each Holder, through the facilities of DTC free and clear of all Liens created by the Company.

Article 2. Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself), as follows, and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at the Closing, to t J.P. Morgan Securities LLC and [•] (collectively, the “Agents”) and the Company, and all such covenants, representations and warranties shall survive the Closing.

Section 2.1 Power and Authorization. The Holder is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, and has the requisite power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account and (b) Exhibit A hereto includes a true, correct and complete list of (i) the name of each Account and (ii) separately with respect to each Account, each other item required to be included in Exhibit A.

Section 2.2 Valid and Enforceable Agreement; No Violations. This Agreement has been duly authorized, executed and delivered by the Undersigned and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”). This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or prospects of the Undersigned or Holder or adversely and materially affect its or their performance of the obligations under this Agreement or on the consummation of the transactions contemplated hereby.

Section 2.3 Title to the Exchanged Notes. The Holder or the Undersigned, as applicable, is currently (or will be upon consummation of all agreed acquisitions pending settlement), and at the Closing will be, the sole legal and beneficial owner of the Existing Notes set forth opposite its name on Exhibit A hereto. At the Closing, the Holder or the Undersigned, as applicable, will have good, valid and marketable title to its Exchanged Notes, free and clear of any Liens (other than pledges or security interests that the Holder or the Undersigned, as applicable, may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, which will be terminated in connection with Closing). The Holder or the Undersigned, as applicable, has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Notes or its rights in its Exchanged Notes or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes. Upon delivery of such Exchanged Notes to the Company pursuant to the Exchange, such Exchanged Notes shall be free and clear of all Liens created by the Holder.

Section 2.4 Qualified Institutional Buyer or Institutional Accredited Investor. The Holder is either (a) a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the Securities Act of 1933, as amended (the “Securities Act”) or (b) an institutional “accredited investor” within the meaning of Rule 501(a)(1), (2), (3), (7) or (8) under the Securities Act.

Section 2.5 No Affiliate Status; Etc. The Holder is not, will not be as of the Closing Date, and has not been and will not be during the consecutive three month periods preceding the date hereof or the Closing Date, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company. A period of at least one year (calculated in the manner provided in Rule 144(d) under the Securities Act) has lapsed since the Existing Notes of the Holder were acquired from the Company or from a person known by the Holder or the Undersigned to be an Affiliate of the Company. The Holder and its Affiliates collectively beneficially own and will beneficially own as of the Closing Date (without giving effect to the exchange contemplated by this Exchange Agreement) (i) less than 10% of the outstanding Common Stock and (ii) less than 10% of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote.

Section 2.6 Adequate Information; No Reliance; No Pressure. The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the Securities Exchange Act of 1934, as amended (collectively, the “Public Filings”), (ii) this Agreement (including the exhibits thereto) and (iii) the draft “Description of Notes” for the New Notes, as supplemented by a Pricing Term Sheet (clauses (i) through (iii), collectively, the “Materials”), (b) the Holder has had a full opportunity to ask questions of the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, and to obtain from the Company any information that it considers necessary in making an informed investment decision and to verify the accuracy of the information set forth in the Public Filings and the other Materials, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives or any other entity or person (including the Agents or any Agent Affiliate (as defined below)) and that none of the Company, the Agents or any Agent Affiliate is acting or has acted as an advisor to the Holder or the Undersigned in deciding whether to participate in the Exchange, (e) the Holder acknowledges that if it does not timely deliver correct and complete tax forms as described in Section 2.10 to the Company that the Company may be required to withhold for taxes under applicable law, (f) no statement or written material contrary to the Public Filings or the Materials has been made or given to the Holder by or on behalf of the Company, (g) the Holder is able to fend for itself in the Exchange, (h) the Holder is not relying on any information or statements provided by the Agents or any Agent Affiliate in connection with the Exchange, and neither the Agents nor any Agent Affiliate shall be liable to Holder for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the Exchange (as used herein, “Agent Affiliate” shall mean an Affiliate of Agent or a controlling person, officer, director, partner, agent or employee of Agent or an Affiliate of Agent), (i) any disclosure documents, including the Public Filings and the Materials, or other information provided in connection with the Exchange or this Agreement are the responsibility of the Company and none of the Agents or any Agent Affiliate has any responsibility therefor or can provide any assurances as to the reliability, completeness or adequacy of any information set forth therein; (j) the Company intends to pay the Agents customary fees in respect of the Exchange; (k) the Holder had a sufficient amount of time to consider whether to participate in the Exchange and that none of the Company, the Agents or any Agent Affiliate has placed any pressure on the Holder to respond to the opportunity to participate in the Exchange, (l) the Holder did not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act or otherwise through a “public offering” under Section 4(a)(2) of the Securities Act; (m) the Holder has independently made its own analysis and decision to invest in the Exchange Shares and/or the New Notes, as applicable; and (n) none of the Company, the Agents or any Agent Affiliate has (1) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of the Exchange; or (2) made any representation to the Holder regarding the legality of the Exchange under applicable investment guidelines, laws or regulations, other than the representations of the Company contained in Article 3 hereof.

Section 2.7 Investment in the Exchange Shares or New Notes; No Registration. The Holder is not acquiring the Exchange Shares or the New Notes (to the extent the Holder is acquiring Exchange Shares and/or New Notes) with a view to, or for resale in connection with, any distribution of the Exchange Shares or the New Notes (excluding, for the avoidance of doubt, resales effected pursuant to Rule 144 under the Securities Act). The Holder understands that the offer and sale of the Exchange Shares and the New Notes have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof that depend in part upon the investment intent of the Holder and the accuracy of the other representations made by the Holder in this Agreement. The Holder understands that the Company is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether the Holder’s and the Undersigned’s participation in the Exchanges meets the requirements for the exemption from the requirements of the Securities Act to register the Exchange Shares or the New Notes.

Section 2.8 Further Action. The Holder agrees that it will, upon request, execute and deliver any additional documents deemed by the Company, the trustee of the Existing Notes or transfer agent for the Common Stock to be reasonably necessary to complete the Exchange.

Section 2.9 Exchange. The terms of the Exchange are the result of bilateral negotiations between the parties and the Holder was given a meaningful opportunity to negotiate the terms of the Exchange.

Section 2.10 Withholding; Required Tax Forms. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as may be required (as determined by the Company in good faith) to be deducted or withheld under applicable law. Without limiting the generality of the foregoing, in the event that the Holder (or Account(s) of such Holder, if applicable) (i) is a “United States person” (as defined in Section 7701(a) of the Internal Revenue Code of 1986, as amended (the “Code”)), such Holder (or Account(s) of such Holder, if applicable) shall deliver to the Company, at least one (1) business day prior to Closing, an accurately completed and duly executed IRS Form W-9 certifying that such Holder is exempt from backup withholding or (ii) is not a “United States person” (as defined in Section 7701(a) of the Code), such Holder (or Account(s) of such Holder, if applicable) shall deliver to the Company, at least one (1) business day prior to Closing, either (A) in the case of such a Holder (or Account(s) of such Holder, if applicable) which is the beneficial owner of the Exchange Consideration, a completed and duly executed IRS Form W-8BEN or W-8BEN-E, as applicable, establishing an exemption from Sections 1471 to 1474 of the Code and either (x) properly establishing an exemption from or reduction in U.S. federal withholding under the “interest” provision of a tax treaty with the United States or (y) together with a Form of Tax Certificate, substantially in the form of Exhibit C-1 or (B) in the case of such a Holder (or Account(s) of such Holder, if applicable) which is not the beneficial owner of the Exchange Consideration, (x) a completed and duly executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members: (a) an IRS Form W-9, or (b) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, establishing an exemption from Sections 1471 to 1474 of the Code and either (i) properly establishing an exemption from or reduction in U.S. federal withholding under the “interest” provision of a tax treaty with the United States or (ii) together with a Form of Tax Certificate, substantially in the form of Exhibit C (or, if such partner/member is not the beneficial owner of the Exchange Consideration, an IRS Form W-8IMY together with the foregoing from each of its partners/members). To the extent any amounts are withheld and remitted to the appropriate taxing authority (including, for the avoidance of doubt, due to the failure of a Holder (or Account(s) of such Holder, if applicable) to comply with the obligations set forth in this Section 2.10), such amounts shall be treated for all purposes of this Agreement as having been paid to the Holder (or Account(s) of such Holder, if applicable) to whom such amounts otherwise would have been paid.

Article 3. Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows, and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at the Closing, to the Holders and the Agents, and all such covenants, representations and warranties shall survive the Closing.

Section 3.1 Power and Authorization. The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby. No material consent, approval, order or authorization of, or material registration, declaration or filing (other than filings under the Securities Exchange Act of 1934, as amended) with any governmental entity is required on the part of the Company in connection with the execution, delivery and performance by it of this Agreement and the consummation by the Company of the transactions contemplated hereby.

Section 3.2 Valid and Enforceable Agreements; No Violations. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions. This Agreement, the New Notes Indenture (as defined below), the Capped Call Confirmations (as defined below), and the consummation of the Exchange and the other transactions contemplated hereunder will not violate, conflict with or result in a breach of or default under (i) the charter, bylaws or other organizational documents of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company, except for such violations, conflicts or breaches under clauses (ii) and (iii) above that would not, individually or in the aggregate, have a material adverse effect on the financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on its performance of its obligations under this Agreement or on the consummation of the transactions contemplated hereby.

Section 3.3 Validity of Exchange Shares and New Notes. Each of the Exchange Shares and New Notes have been duly authorized and, upon delivery, will be fully paid and non-assessable; the Exchange Shares and New Notes will be issued without any legends that restrict the transfer of such Exchange Shares and New Notes under the U.S. federal securities laws; and the Exchange Shares and New Notes will not be subject to any preemptive, participation, rights of first refusal or other similar rights. Upon delivery of such Exchange Shares or New Notes to the Holder pursuant to the Exchange, such Exchange Shares or New Notes shall be free and clear of all Liens, any restrictive legends or any other restriction on transfer or resale by Holder.

Section 3.4 Reserved.

Section 3.5 Exchange. The terms of the Exchange are the result of bilateral negotiations between the parties.

Section 3.6 Securities Act Matters. The Exchange is exempt from the registration and prospectus-delivery requirements of the Securities Act and, assuming the accuracy of the Holder’s representations and warranties in Article 2 above, including with respect to Holder’s holding period and affiliate status, the Exchange Shares and/or New Notes to be delivered to the Undersigned’s account pursuant to this Exchange Agreement will not be subject to restrictions on transfer under the Securities Act (and will not have any restrictive legends on such Exchange Shares).

Section 3.7 New Notes Indenture. The New Notes Indenture has been duly authorized by the Company and, when executed and delivered by the Company and, assuming due execution and delivery thereof by the trustee party to the New Notes Indenture, the New Notes Indenture will constitute a valid and legally binding instrument, enforceable against the Company in accordance with its terms, subject to the Enforceability Exceptions. The New Notes have been duly authorized by the Company and, when issued and delivered pursuant to the terms of the New Notes Indenture, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and the New Notes will be in the form contemplated by, and entitled to the benefits provided by, the New Notes Indenture. The New Notes and New Notes Indenture conform in all material respects to the descriptions thereof in the Materials.

Section 3.8 Authorized Shares. A number of shares of Common Stock equal to the maximum number of shares of Common Stock into which the New Notes are convertible (the “Underlying Shares”) (including the maximum number of additional Underlying Shares by which the Conversion Rate (as such term will be defined in the New Notes Indenture) may be increased upon conversion in connection with a Make-Whole Fundamental Change (as such term will be defined in the New Notes Indenture) and assuming the Company elects, upon each conversion of the New Notes, to deliver solely shares of Common Stock, other than cash in lieu of any fractional shares, in settlement of each such conversion) have been duly and validly authorized and reserved for issuance upon conversion of the New Notes and, when issued and delivered in accordance with the provisions of the New Notes and the New Notes Indenture, will be duly and validly issued, fully paid and non-assessable, and the issuance of such shares will not be subject to any preemptive or similar rights.

Section 3.9 Capped Calls. In connection with the offering of the New Notes, the Company is entering into capped call transactions with certain counterparties (the “Capped Call Counterparties”) pursuant to one or more capped call transaction confirmations (the “Capped Call Confirmations”). The Capped Call Confirmations have been duly authorized by the Company and, when executed and delivered by the Company and, assuming due execution and delivery thereof by the Capped Call Counterparties, constitute valid and legally binding agreements of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions.

Article 4. Miscellaneous

Section 4.1 Entire Agreement. This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2 Construction. References in the singular shall include the plural, and vice versa, unless the context otherwise requires. References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires. Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof. Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3 Governing Law. This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4 Jurisdiction. Each party hereto hereby submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan in New York City in respect of any such suit, action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement (in each case, an “Action”), agrees not to commence any such Action except in such courts, and irrevocably agrees that all claims in respect of any such Action and the transactions contemplated hereby or the actions of the parties in the negotiation, performance or enforcement hereof may be heard and determined in such court (and any appellate court thereof).

Section 4.5 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereon delivered by facsimile or any standard form of telecommunication or e-mail shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.6 Termination. The Company may terminate this Agreement if there has occurred any breach by the Undersigned or a Holder of any covenant, representation or warranty set forth in Article 2. The Undersigned or a Holder may terminate this Agreement if there has occurred any breach by the Company of any covenant, representation or warranty set forth in Article 3.

Section 4.7 Reliance by Agents. The Agents may rely on each representation and warranty of the Company, the Holder and the Undersigned made herein or pursuant to the terms hereof (including, without limitation, in any certificate or exhibit delivered pursuant to the terms hereof) with the same force and effect as if such representation or warranty were made directly to the Agents. The Agents shall be a third party beneficiary to this Agreement to the extent provided in this Section 4.7.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed as of the date first above written.

“Company”

Microchip Technology Incorporated

By:

Name:

Title:

[Signature Page to Exchange Agreement]

“Undersigned”
[•]

By: [•], in its capacities described in the first paragraph hereof

By:

Name:

Title:

[Signature Page to Exchange Agreement]

EXHIBIT A

EXCHANGING BENEFICIAL OWNERS AND CONSIDERATION ELECTIONS

Series of Notes	Hedge Ratio		Signing Date Exchange Price			Primary Consideration	Secondary Consideration	Maximum Primary Consideration
2025 Notes	[	•]%	$	[	•][1]	[Cash][New Notes]	[Cash][Stock]	$	[1,000.00	]
2027 Notes	[	•]%	$	[	•]	[Cash][New Notes]	[Cash][Stock]	$	[1,000.00	]
2037 Notes	[	•]%	$	[	•]	[Cash][New Notes]	[Cash][Stock]	$	[1,000.00	]

Name of Beneficial Owner	Aggregate Principal Amount of Existing Notes Submitted for Exchange	Series of Notes	Principal Amount of New Notes	Exchange Shares[2]	Cash Payment2	Cash in Lieu of Fractional Shares or New Notes2	Total Cash Payment2
[2025 Notes] [2027 Notes] [2037 Notes]

[1]	To be agreed with the Holder as a number that includes a premium to the Signing Date Conversion Value.
[2]	To be completed after the execution of this Agreement and before Closing.

A-1

EXHIBIT B

DTC INFORMATION AND PAYMENT INSTRUCTIONS

Name of Beneficial Owner	DTC Participant Number of DTC Participant through Which the Existing Notes Will Be Delivered	DTC Participant Number of DTC Participant to Which the Exchange Shares or New Notes Will Be Credited	Payment Instructions for Cash Payment

B-1

EXHIBIT C-1

FORM OF

TAX CERTIFICATE

(For Non-U.S. Holders that are not Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to the Exchange Agreement, dated as of November 19, 2020, by and among [•] (“Holder”) and Microchip Technology Incorporated, a Delaware corporation (the “Company”) (the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [______________________] (“Non-U.S. Holder”) is providing this certificate pursuant to Section 2.10 of the Agreement. The Non-U.S. Holder hereby represents and warrants that:

1. The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record and beneficial owner of the Exchanged Notes in respect of which it is providing this certificate and has furnished the Company with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E.

2. The Non-U.S. Holder is not a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Holder further represents and warrants that:

(a) the Non-U.S. Holder is not subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b) the Non-U.S. Holder has not been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3. The Non-U.S. Holder is not a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4. The Non-U.S. Holder is not a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5. The Non-U.S. Holder’s office address is [______________________].

6. The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

C-1

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. HOLDER]

By:
Name:
Title:

Date: ,

EXHIBIT C-2

FORM OF

TAX CERTIFICATE

(For Non-U.S. Holders that are Partnerships for U.S. Federal Income Tax Purposes)

Reference is made to the Exchange Agreement, dated as of November 19, 2020, by and among [•] (“Holder”) and Microchip Technology Incorporated, a Delaware corporation (the “Company”) (the “Agreement”). Unless otherwise defined herein, terms defined in the Agreement and used herein shall have the meanings given to them in the Agreement. [______________________] (“Non-U.S. Holder”) is providing this certificate pursuant to Section 2.10 of the Agreement. The Non-U.S. Holder hereby represents and warrants that:

1. The Non-U.S. Holder is not a “United States person” as defined in Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), is the sole record owner of the Exchanged Notes in respect of which it is providing this certificate and has furnished the Company with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption.

2. Neither the Non-U.S. Holder nor any of its direct or indirect partners/members is a “bank” for purposes of Section 881(c)(3)(A) of the Code. In this regard, the Non-U.S. Holder further represents and warrants that:

(a) neither the Non-U.S. Holder nor any of its direct or indirect partners/members are subject to regulatory or other legal requirements as a bank in any jurisdiction; and

(b) neither the Non-U.S. Holder nor any of its direct or indirect partners/members has been treated as a bank for purposes of any tax, securities law or other filing or submission made to any governmental authority, any application made to a rating agency or qualification for any exemption from tax, securities law or other legal requirements.

3. None of its direct or indirect partners/members is a “10-percent shareholder” of the Company within the meaning of Section 881(c)(3)(B) of the Code.

4. None of its direct or indirect partners/members is a “controlled foreign corporation” receiving interest from a related person within the meaning of Section 881(c)(3)(C) of the Code.

5. The Non-U.S. Holder’s office address is [______________________].

6. The Non-U.S. Holder shall promptly notify the Company in writing in accordance with the Agreement if any of the representations and warranties made herein are no longer true and correct.

IN WITNESS WHEREOF, the undersigned has duly executed this certificate.

[NAME OF NON-U.S. HOLDER]

By:
Name:
Title:

Date: ,